 SSgA Tax Free Money Market Fund—Institutional Class

Summary Prospectus—December 20, 2010	Ticker Symbol: staxx

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You may find the fund’s prospectus and other information about the fund online at:

http://www.ssgafunds.com/product/fund.seam?ticker=staxx

You also may get this information at no cost by calling (800) 997-7327 or by sending an e-mail request to fund_inquiry@ssgafunds.com. The fund’s current prospectus and statement of additional information are incorporated by reference into this summary prospectus.

Investment Objective

SSgA Tax Free Money Market Fund seeks to maximize current income, exempt from federal income taxes, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%
Distribution and Shareholder Service (12b-1) Fees	0.12%
Other Expenses	0.22%
Acquired Fund Fee and Expenses (fees and expenses incurred indirectly by the fund as a result of an investment in shares of one or more acquired funds)	0.04%
Total Annual Fund Operating Expenses	0.63%

Total Annual Fund Operating Expenses may be higher than The Fund’s ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the fund including voluntary waivers.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years

$64	$202	$351	$786

Principal Investment Strategies

SSgA Tax Free Money Market Fund invests at least 80% of its net assets (plus borrowings, if any) in federal tax-exempt, high quality, short-term municipal securities of all types. The fund generally invests all of its assets in instruments exempt from ordinary federal income tax. The fund may not invest more than 20% of its net assets in federally taxable money market instruments, including securities issued by or guaranteed as to principal and interest by the U.S. government or its agencies and instrumentalities, as well as certificates of deposit, commercial paper and repurchase agreements.

The fund follows a disciplined investment process that attempts to provide stability, liquidity and competitive yields through all market environments, as well as reduce risks, by investing in high quality money market instruments. In addition, the fund follows regulatory requirements applicable to all money market funds, which impose strict conditions on the quality of portfolio securities, the maturity of individual securities and the portfolio as a whole, and portfolio diversification.

The fund attempts to meet its investment objective by investing principally in municipal securities, including general obligation bonds and notes; revenue bonds and notes; commercial paper and other privately issued securities; tender option bonds; private activity bonds; industrial development bonds; and municipal lease contracts. These instruments may bear fixed, variable or floating rates of interest or may be zero coupon securities. The fund also may invest in securities of other investment companies with similar investment guidelines.

Principal Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of

 SSgA Tax Free Money Market Fund—Institutional Class

Summary Prospectus—December 20, 2010	Ticker Symbol: staxx

your investment at $1.00 per share, it is possible to lose money by investing in the fund.

•	Risks Common to Funds Investing Principally in Debt Instruments.

•	Interest Rate Risk—The risk that interest rates will rise, causing the value of the fund’s assets to fall.

•	Credit Risk—The risk that an issuer, guarantor or liquidity provider of an instrument held by the fund will fail to make scheduled interest or principal payments, which may reduce the fund’s income and the market value of the instrument.

•	Prepayment Risk (when repayment of principal occurs before scheduled maturity) and Extension Risk (when rates of repayment of principal are slower than expected)—Applicable primarily to mortgage-related securities, the risks that the underlying loan obligations may be refinanced (repaid) faster or slower than expected, causing the fund to invest repayment proceeds in, or continue to hold, lower yielding securities, as the case may be.

•	Liquidity Risk—The risk that the fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all, because of a lack of demand in the market for such securities, or a liquidity provider defaults on its obligation to purchase the securities when properly tendered by the fund.

•	Risk Associated with Maintaining a Stable Share Price. To the extent that the aggregate market value of the fund’s assets materially varies from the aggregate of the acquisition prices of those assets, the fund may not be able to maintain a stable share price of $1.00. This risk typically is higher during periods of rapidly changing interest rates or when issuer credit quality generally is falling, and is made worse when the fund experiences significant redemption requests.

•	Rapid Changes in Interest Rates. Rapid changes in interest rates may cause significant requests to redeem fund shares, and possibly cause the fund to sell portfolio securities at a loss to satisfy those requests.

•	Municipal Obligations Risk. The municipal securities market in which the fund invests may be volatile and may be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities. If an issuer of a municipal security does not comply with applicable tax requirements, interest paid on the security may become taxable and the security could decline in value.

•	Concentrated Exposure to Financial Institutions. Many instruments in which the fund invests, including repurchase agreements, are issued or guaranteed by financial institutions, such as banks and brokers, or are collateralized by securities issued or guaranteed by financial institutions. Changes in the credit worthiness of any of these institutions may adversely affect the value of instruments held by the fund.

•	Low Short-Term Interest Rates. As short-term interest rates approach 0%, the fund may maintain substantial cash balances. The fund typically does not receive any income from uninvested cash. In addition, if the fund generates insufficient income to pay its expenses, it may not pay a daily dividend.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

Performance

The following bar chart shows how the fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the fund over the past 1-, 5- and 10-year periods, and over the life of the fund, and compares the fund’s performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. A fund’s past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

Highest Quarterly	Lowest Quarterly
Results (2000-2009)	Results (2000-2009)	Year-to-Date Ended

June 30, 2000: 0.95%	September 30, 2009: 0.00%	September 30, 2010: 0.00%

 SSgA Tax Free Money Market Fund—Institutional Class

Summary Prospectus—December 20, 2010	Ticker Symbol: staxx

Average Annual Total Returns
For the Periods Ending December 31, 2009:

	1 Year*	5 Years	10 Years

SSgA Tax Free Market Fund	0.23%	2.05%	1.84%

iMoney Net Tax Free Average	0.18%	1.97%	1.78%

*	The returns would have been lower without the voluntary fee waiver and/or expense reimbursement.

To obtain the fund’s current yield, please call (800) 997-7327.

Investment Advisor

SSgA Funds Management, Inc. serves as the investment advisor to the fund.

Purchase and Sale of Fund Shares

Purchase Minimums

To establish an account
All accounts (other than individual retirements accounts (IRAs))	$1,000
Individual retirement accounts (IRAs)	$250
To add to an existing account (all accounts)	$100

Shareholder accounts held through brokers, banks and other financial intermediaries that maintain one or more accounts with the funds (including fee-based wrap accounts, individual retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement.

Written Requests and Wire Transfers. You may purchase or redeem fund shares by written request or wire transfer.

Written requests should be sent to:

Registered, Express,
Regular mail	Certified Mail

SSgA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSgA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

Through Brokers, Banks and Other Financial Intermediaries. If you wish to purchase, exchange or redeem fund shares through a broker, bank or other financial intermediary, please contact that broker, bank or financial intermediary directly.

Tax Information

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes. Moreover, distributions by the fund that are designated as “exempt-interest dividends” generally are not taxable for federal income tax purposes. However, such income may still be subject to state or local taxation. Distributions not designated by the fund as “exempt-interest dividends” generally will be taxable as described above.

Payments to Brokers, Banks and Other Financial Intermediaries

If you purchase the fund through a broker, bank or other financial intermediary, the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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